Subsequent Events	3 Months Ended
Mar. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
14.	SUBSEQUENT EVENTS

On April 20, the Company closed a non-brokered private placement consisting of an aggregate of 8,290,665 units of the Company (the “Units”) at a price of $0.24 per unit, for aggregate gross proceeds of $1,989,759.60. Each unit consists of one common share in the capital of the Company and one half transferable common share purchase warrant (“Warrant”) of the Company. Each full Warrant entitles the holder to acquire one common share of the Company within twenty-four (24) months following its issuance date, at a price of $0.35. The warrants are subject to an acceleration clause such that if the closing market price of the common shares on the TSX-V is greater than $0.60 per common share for a period of 10 consecutive trading days at any time after the four-month anniversary of the closing of the placement, the Company may, at its option, accelerate the warrant expiry date to within 30 days.

In connection with the private placement, the Company has paid eligible finders (the “Finders”): (i) cash commission equal to 6% of the gross proceeds raised from subscribers introduced to the Company by such Finders, being an aggregate of $57,189.62, and (ii) a number of common share purchase warrants (the “Finder Warrants”) equal to 6% of the units attributable to the Finders under the private placement, being an aggregate of 238,289 Finder Warrants. Each Finder Warrant entitles the Finder to acquire one common share of the Company for a period of twenty-four (24) months following its issuance date, at an exercise price of $0.35.